UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

Electronic Cigarettes International Group, Ltd.

(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 Ironwood Drive, Grand Rapids, MI 49534

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (616) 384-3272

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

First Amendment to Credit Agreement

As previously disclosed in its Current Report on Form 8-K filed on May 1, 2015, on April 27, 2015, Electronic Cigarettes International Group, Ltd. (the “Company”), entered into (i) a Credit Agreement (as amended, the “Lead Lender Credit Agreement”) with an institutional investor (the “Lead Lender”) and (ii) a Credit Agreement (the “Additional Lender Credit Agreement”, and together with the Lead Lender Credit Agreement, the “Credit Agreements”) with various other lenders (the “Additional Lenders” and together with the Lead Lender, the “Lenders”) on substantially identical terms, pursuant to which the Lenders made term loans (“Term Loans”) to the Company in the aggregate principal amount of $41,214,225. The transactions contemplated by the Credit Agreements closed on April 27, 2015 (the “First Closing”).

On June 26, 2015, the Company and the Lead Lender entered into Amendment No.1 to Credit Agreement (the “Amendment”) pursuant to which the Company and the Lead Lender amended the Lead Lender Credit Agreement to, among other things, increase the aggregate principal amount of the Term Loan made by the Lead Lender by $6,000,000 and provide for a second closing. The Term Loan made pursuant to the Amendment shall mature on June 26, 2018 and shall bear interest on the outstanding principal balance at the rate of 12% per annum and is evidenced by a Term Note in substantially the same form as issued to the Lead Lender at the First Closing (the “Term Note”).

The Company granted the Lead Lender additional warrants (the “Warrants”) to purchase an aggregate of 30,000,000 shares of common stock, par value $0.001 per share, of the Company, which are evidenced by Common Stock Purchase Warrants in substantially the same form as issued to the Lead Lender at the First Closing.

Loan and Security Agreement

On June 30, 2015, the Company and its wholly owned subsidiaries FIN Branding Group, LLC (“Fin”) and Hardwire Interactive Acquisition Company (“Hardwire”) entered into a Loan and Security Agreement (the “Loan Agreement”) with ExWorks Capital Fund I, L.P. (“ExWorks”). The Loan Agreement provides for a revolving line of credit (the “Revolving Loan”) of up to the lesser of $6 million and a borrowing base equal to (i) the lesser of $4 million and up to 75% of Fin and Hardwire’s eligible accounts receivable plus 75% of the value of eligible inventory of Fin and Hardwire plus (ii) the lesser of $2,500,000 and up to 75% of the value of eligible inventory of certain of the Company’s U.K subsidiaries minus (iii) certain available reserves. The advance rate against eligible accounts is subject to adjustment based on credits, returned goods and setoffs. Borrowings under the Revolving Loan bear interest at a base rate of 2.25% per month. The Revolving Loan terminates on June 30, 2016 (subject to earlier termination as provided in the Loan Agreement).

The Loan Agreement contains customary representations and warranties, as well as customary affirmative and negative covenants, including, but not limited to, covenants that restrict the Company’s ability to create or allow to exist any mortgage, pledge, encumbrance, or other lien upon the collateral; create, incur, or assume any indebtedness; merge or consolidate, sell, lease, transfer or otherwise dispose of all or any part of its property, assets or business; make loans, advances or investments; guaranty or become a surety or otherwise contingently liable for any obligations of others; or pay or declare any dividends or make distributions. In addition, the Loan Agreement contains customary events of default that entitle the Lenders to cause any or all of the Company’s indebtedness under the Loan Agreements to become immediately due and payable. The events of default include, among others, failure to pay any principal or interest when due; default in the performance or observance of any term, condition or covenant in the Loan Agreement or related agreements; failing to pay all or any part of the principal of or interest on any funded debt with an outstanding unpaid balance in excess of $500,000; and commencement or filing against the Company or a US subsidiary under Chapter 11 of the Federal Bankruptcy Code, or under any other bankruptcy or insolvency law. The Revolving Loan is secured by a security interest and lien in all presently existing and hereafter acquired accounts receivable, inventory, supporting obligations, block accounts and other collateral specified in the Loan Agreement. In connection with the Revolving Loan, the Company paid ExWorks a closing fee of $160,000 and will pay ExWorks a monthly fee of $1,500. The Company will use any borrowings under the Revolving Loan for working capital and general corporate purposes.

Guaranty and Security Agreement

The obligations of the Company under the Loan Agreement are guaranteed by VCIG LLC (“VCIG”) and Victory Electronic Cigarettes, Inc. (“Victory,” and together with VCIG, the “Guarantors”), both wholly owned subsidiaries of the Company, pursuant to the Guaranty and Security Agreement entered into on June 30, 2015, among the Guarantors and ExWorks (the “Guaranty” . Pursuant to the Guaranty, each Guarantor granted ExWorks a lien on, a security interest in, and a right of set off against any and all of its accounts receivable and inventory as collateral security for the obligations of the Company, Fin and Hardwire.

2

The foregoing descriptions of the Amendment, Loan Agreement and Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the Amendment, Loan Agreement and Guaranty, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information described above under Item 1.01 of this Current Report on Form 8-K is hereby incorporated herein by reference.

The issuance of the Warrants in connection with the Amendment was made in reliance upon exemptions from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No.1 to Credit Agreement, dated June 26, 2015, by and between the Company and the Lead Lender.
10.2	Loan And Security Agreement, dated June 30, 2015, by and Among the Company, FIN Branding Group, LLC, Hardwire Interactive Acquisition Company and ExWorks Capital Fund I, L.P.
10.3	Guaranty and Security Agreement, dated June 30, 2015, by and among VCIG LLC, Victory Electronic Cigarettes, Inc. and ExWorks Capital Fund I, L.P.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2015		ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

	By:	/s/ Philip Anderson
Name: Philip Anderson Title: Chief Financial Officer